HISTORICAL LOSS AND LAE DEVELOPMENT	12 Months Ended
Dec. 31, 2012
HISTORICAL LOSS AND LAE DEVELOPMENT
HISTORICAL LOSS AND LAE DEVELOPMENT

6. HISTORICAL LOSS AND LAE DEVELOPMENT

The following table is a reconciliation of our unpaid losses and settlement expenses (LAE) for the years 2012, 2011 and 2010.

(in thousands)	2012	2011	2010
Unpaid losses and LAE at beginning of year:
Gross	$1,150,714	$1,173,943	$1,146,460
Ceded	(353,805)	(354,163)	(336,392)
Net	$796,909	$819,780	$810,068
Unpaid losses and LAE:
CBIC-Acquisition Date:
April 28, 2011
Gross	$—	$72,387	$—
Ceded	—	(18,881)	—
Net	$—	$53,506	$—
Increase (decrease) in incurred losses and LAE:
Current accident year	$336,228	$310,145	$284,575
Prior accident years	(64,583)	(110,061)	(83,243)
Total incurred	$271,645	$200,084	$201,332
Loss and LAE payments for claims incurred:
Current accident year	$(69,785)	$(89,924)	$(43,945)
Prior accident year	(200,170)	(186,537)	(147,675)
Total paid	$(269,955)	$(276,461)	$(191,620)
Net unpaid losses and LAE at end of year	$798,599	$796,909	$819,780
Unpaid losses and LAE at end of year:
Gross	$1,158,483	$1,150,714	$1,173,943
Ceded	(359,884)	(353,805)	(354,163)
Net	$798,599	$796,909	$819,780

The differences from our initial reserve estimates emerged as changes in our ultimate loss estimates as we updated those estimates through our reserve analysis process. The recognition of the changes in initial reserve estimates occurred over time as claims were reported, initial case reserves were established, initial reserves were reviewed in light of additional information and ultimate payments were made on the collective set of claims incurred as of that evaluation date. The new information on the ultimate settlement value of claims is continually updated until all claims in a defined set are settled. As a small specialty insurer with a diversified product portfolio, our experience will ordinarily exhibit fluctuations from period to period. While we attempt to identify and react to systematic changes in the loss environment, we also must consider the volume of experience directly available to us and interpret any particular period’s indications with a realistic technical understanding of the reliability of those observations.

The following table summarizes our prior accident years’ loss reserve development by segment for 2012, 2011 and 2010:

(FAVORABLE)/UNFAVORABLE RESERVE DEVELOPMENT BY SEGMENT

(in thousands)	2012	2011	2010
Casualty	$(40,449)	$(83,892)	$(64,602)
Property	(16,800)	(18,453)	(8,271)
Surety	(7,334)	(7,716)	(10,370)
Total	$(64,583)	$(110,061)	$(83,243)

A discussion of significant components of reserve development for the three most recent calendar years follows:

2012. We experienced favorable emergence relative to prior years’ reserve estimates in all of our segments during 2012. Development from the casualty segment totaled $40.4 million with the largest amounts coming from accident years 2007 through 2010. We continue to experience emergence that is generally better than previously estimated, but to a lesser degree in 2012 than in the previous two years. Frequency and severity trends have been favorable relative to initial estimates and we believe this is largely due to risk selection by our underwriters, which has been effective in offsetting loss cost trends and a competitive pricing environment. Our general liability product was the largest single contributor to this favorable development at $14.2 million. Although the habitational classes within this product produced adverse development, it was more than offset by favorable development from the construction classes. The second largest contributor was our personal umbrella product at $11.5 million and we also had a favorable contribution of $4.9 million from our commercial umbrella products. In addition, our active program business combined for $9.2 million of favorable development, coming mostly from the CBIC products that were added in 2011. Our run-off program business contributed $4.6 million of favorable development coming mostly from the discontinued restaurant-bar-tavern class. Two business units experienced adverse development in 2012. Transportation and executive products were unfavorable by $3.2 million and $2.2 million, respectively.

For the second year in a row, our marine product was the predominant driver of the favorable development in the property segment, accounting for $12.1 million of the $16.8 million total favorable development for the segment. The accident years making the largest contributions were 2008 through 2010. The marine protection & indemnity and liability coverages were responsible for the majority of the favorable loss experience. Our other direct property products contributed $3.5 million of favorable development with the majority of that coming from loss reductions on previous hurricanes and storms. Development on assumed reinsurance business was also favorable overall.

The surety segment experienced $7.3 million of favorable development with nearly all of it coming from accident years 2010 and 2011. The development from the commercial, miscellaneous and energy products more than offset $2.6 million of unfavorable development from the contract surety product. Last year we started seeing evidence that the cumulative effect of the economic environment was having an adverse impact on our customers and our experience, in particular for contract surety. This continued during 2012 causing us to increase our estimates for contract surety for prior accident years, in particular accident year 2011.

2011. During 2011, all of our segments experienced favorable emergence from prior years’ reserve estimates. From the casualty segment there was $83.9 million of favorable development coming mostly from accident years 2006 through 2009. Again this year, the expected loss ratios initially used to establish carried reserves for these accident years proved to be higher than required. This resulted in loss emergence significantly lower than expected. This was predominantly caused by favorable frequency and severity trends that continued to be considerably less than our long-term expectations. In addition, we believe this to be the result of our underwriters’ risk selection, which has mostly offset price declines and loss cost inflation. Nearly all of our casualty products contributed to the favorable development, but this was particularly true for our general liability product. It was by far the largest contributor at $37.3 million and was driven primarily by the construction classes. Other significant favorable development came from our commercial umbrella, personal umbrella and transportation products in amounts of $15.1 million, $7.7 million and $6.9 million, respectively. In addition, our program business, much of which is in runoff, was responsible for $6.2 million of the total. Unfavorable development came from the asbestos and environmental exposures associated with business assumed in the 1970’s and 1980’s, which totaled $1.5 million.

The property segment experienced $18.5 million of favorable development in 2011. Of this amount, $8.5 million came from the marine product in accident years 2008 through 2010. The longer-tailed hull, protection & indemnity and liability coverages were responsible for most of the total. The difference in conditions product was also a contributor in 2011 with $7.0 million of favorable development that was primarily the result of the favorable final resolution of a claim arising from the 1994 Northridge earthquake. Other products having favorable development were assumed crop, assumed facultative reinsurance and homeowners.

The surety segment contributed $7.7 million of favorable emergence in 2011. Accident years 2010 and 2009 were responsible for the majority of that development. The biggest contributors by product were contract, energy and commercial with favorable development of $3.9 million, $2.2 million and  $2.0 million, respectively. We have been monitoring these products for the last few years for signs of adverse experience caused by the economic environment. In prior years we had not seen much evidence of stress on our customers. However, this began to change somewhat in 2011, particularly with respect to contract surety. This did not significantly affect development on prior accident years, but did affect loss estimates for the current accident year.

2010. During 2010, we experienced favorable loss emergence from prior years’ reserve estimates across all of our segments. For our casualty segment, we experienced $64.6 million of favorable development, predominantly from the accident years 2006 through 2008. In retrospect, the expected loss ratios initially used to establish carried reserves for these accident years proved to be higher than required, which resulted in loss emergence significantly lower than expected. This was predominantly caused by favorable frequency and severity trends that continued to be considerably less than we expect over the long term. This was particularly true for our personal umbrella, transportation and executive products which experienced favorable loss development of $17.7 million, $11.6 million and $9.1 million, respectively. We also saw favorable loss emergence across most of our other casualty business including our commercial umbrella, program and general liability products. The experience on program business was a reversal compared to our experience in recent years. The contribution from general liability was much smaller than in previous years because of adverse experience on owner, landlord and tenant (non-construction) classes. This affected development on accident year 2009 in particular. In addition, we realized favorable development from some runoff casualty business including environmental and asbestos exposures. This was enhanced by successful reinsurance recovery efforts.

Our property segment realized $8.3 million of favorable loss development in 2010. Most of the development came from accident years 2009 and 2008. Marine business was the primary driver of the favorable development accounting for $4.6 million. The corrective actions taken in 2009 had a positive impact on 2010 results, particularly in the hull, protection & indemnity and marine liability products. Nearly every other property product experienced favorable development with the difference in conditions, assumed facultative reinsurance and runoff construction products having the most favorable results.

The surety segment experienced $10.4 million of favorable emergence in 2010. Accident year 2009 produced nearly all of the favorable development. The contract and commercial surety products were responsible for the majority of the favorable development, contributing $5.4 million and $3.7 million, respectively. We have been monitoring these products closely for signs of adverse experience caused by the condition of the economy over the last few years. To date, the impact has been much less than we thought likely and is largely responsible for the favorable development.

ENVIRONMENTAL, ASBESTOS AND MASS TORT EXPOSURES

We are subject to environmental site cleanup, asbestos removal and mass tort claims and exposures through our commercial umbrella, general liability and discontinued assumed casualty reinsurance lines of business. The majority of the exposure is in the excess layers of our commercial umbrella and assumed reinsurance books of business.

The following table represents paid and unpaid environmental, asbestos and mass tort claims data (including incurred but not reported losses) as of December 31, 2012, 2011 and 2010:

(in thousands)	2012	2011	2010
LOSS AND LAE PAYMENTS (CUMULATIVE)
Gross	$102,222	$91,079	$86,453
Ceded	(57,345)	(48,039)	(43,015)
Net	$44,877	$43,040	$43,438
UNPAID LOSSES AND LAE AT END OF YEAR
Gross	$50,353	$66,429	$72,243
Ceded	(16,733)	(31,633)	(36,895)
Net	$33,620	$34,796	$35,348

Our environmental, asbestos and mass tort exposure is limited, relative to other insurers, as a result of entering the affected liability lines after the insurance industry had already recognized environmental and asbestos exposure as a problem and adopted appropriate coverage exclusions. The majority of our reserves are associated with products that went into runoff at least two decades ago. Some are for assumed reinsurance, some are for excess liability business and some followed from the acquisition of Underwriters Indemnity Company in 1999.

Calendar year 2012 was fairly benign in the aggregate, with a very small increase in inception-to-date incurred losses on a net basis but a moderate decrease on a gross basis. The most significant change was the settlement of an environmental claim from 2007 in our marine book with gross payments of $9.3 million and net payments of $0.3 million. Case reserves were decreased by nearly the same amounts causing us to significantly decrease the amount of gross and ceded IBNR allocated to environmental losses.

While our environmental exposure is limited, the ultimate liability for this exposure is difficult to assess because of the extensive and complicated litigation involved in the settlement of claims and evolving legislation on issues such as joint and several liability, retroactive liability and standards of cleanup. Additionally, we participate primarily in the excess layers of coverage, where accurate estimates of ultimate loss are more difficult to derive than for primary coverage.